Description of Business, Basis of Presentation and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Principles of consolidation [Policy Text Block]
Principles of consolidation
The consolidated financial statements include the accounts of all entities that we control and our proportionate interest in the accounts of certain ventures in which we own an undivided interest. Management’s judgment is required to evaluate whether we control an entity. Key areas of that evaluation include:

•	Determining whether an entity is a variable interest entity (VIE);

•
Determining whether we are the primary beneficiary of a VIE, including evaluating which activities of the VIE most significantly impact its economic performance and the degree of power that we and our related parties have over those activities through our variable interests;

•	Identifying events that require reconsideration of whether an entity is a VIE and continuously evaluating whether we are a VIE’s primary beneficiary;

•
Evaluating whether other owners in entities that are not VIEs are able to effectively participate in significant decisions that would be expected to be made in the ordinary course of business such that we do not have the power to control such entities.

We apply the equity method of accounting to investments in entities over which we exercise significant influence but do not control.

Equity method investment basis differences [Policy Text Block]
Equity-method investment basis differences
Differences between the cost of our equity-method investments and our underlying equity in the net assets of investees are accounted for as if the investees were consolidated subsidiaries. Equity earnings (losses) in the Consolidated Statement of Income includes our allocable share of net income (loss) of investees adjusted for any depreciation and amortization, as applicable, associated with basis differences.

Use of estimates [Policy Text Block]
Use of estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.
Significant estimates and assumptions include:

•	Impairment assessments of investments, property, plant, and equipment, goodwill, and other identifiable intangible assets;

•	Litigation-related contingencies;

•	Environmental remediation obligations;

•	Realization of deferred income tax assets;

•	Depreciation and/or amortization of equity-method investment basis differences;

•	Asset retirement obligations;

•	Pension and postretirement valuation variables;

•	Acquisition related purchase price allocations.
These estimates are discussed further throughout these notes.

Regulatory Accounting [Policy Text Block]
Regulatory accounting
Transco and Northwest Pipeline are regulated by the Federal Energy Regulatory Commission (FERC). Their rates, which are established by the FERC, are designed to recover the costs of providing the regulated services, and their competitive environment makes it probable that such rates can be charged and collected. Therefore, our management has determined that it is appropriate to account for and report regulatory assets and liabilities related to these operations consistent with the economic effect of the way in which their rates are established. Accounting for these operations that are regulated can differ from the accounting requirements for nonregulated operations. The components of our regulatory assets and liabilities relate to the effects of deferred taxes on equity funds used during construction, asset retirement obligations, fuel cost differentials, levelized incremental depreciation, negative salvage, and postretirement benefits. Our current and noncurrent regulatory asset and liability balances for the years ended December 31, 2014 and 2013 are as follows:

	December 31,
	2014	2013
	(Millions)
Current assets reported within Other current assets and deferred charges	$81	$39
Noncurrent assets reported within Regulatory assets, deferred charges, and other	337	353
Total regulated assets	$418	$392

Current liabilities reported within Accrued liabilities	$11	$19
Noncurrent liabilities reported within Other noncurrent liabilities	375	329
Total regulated liabilities	$386	$348

Cash and cash equivalents [Policy Text Block]
Cash and cash equivalents
Cash and cash equivalents in the Consolidated Balance Sheet includes amounts primarily invested in funds with high-quality, short-term securities and instruments that are issued or guaranteed by the U.S. government. These have maturity dates of three months or less when acquired.

Accounts receivable [Policy Text Block]
Accounts receivable
Accounts receivable are carried on a gross basis, with no discounting, less an allowance for doubtful accounts. We estimate the allowance for doubtful accounts based on existing economic conditions, the financial condition of our customers, and the amount and age of past due accounts. We consider receivables past due if full payment is not received by the contractual due date. Interest income related to past due accounts receivable is generally recognized at the time full payment is received or collectability is assured. Past due accounts are generally written off against the allowance for doubtful accounts only after all collection attempts have been exhausted.

Inventory valuation [Policy Text Block]	Inventory valuation All Inventories in the Consolidated Balance Sheet are stated at the lower of cost or market. The cost of inventories is primarily determined using the average-cost method.
Property, plant, and equipment [Policy Text Block]
Property, plant, and equipment
Property, plant, and equipment is recorded at cost. We base the carrying value of these assets on estimates, assumptions, and judgments relative to capitalized costs, useful lives, and salvage values.
As regulated entities, Northwest Pipeline and Transco provide for depreciation using the straight-line method at FERC-prescribed rates. Depreciation for nonregulated entities is provided primarily on the straight-line method over estimated useful lives, except for certain offshore facilities that apply an accelerated depreciation method. (See Note 11 – Property, Plant, and Equipment.)
Gains or losses from the ordinary sale or retirement of property, plant, and equipment for regulated pipelines are credited or charged to accumulated depreciation. Other gains or losses are recorded in Other (income) expense – net included in Operating income (loss) in the Consolidated Statement of Income.
Ordinary maintenance and repair costs are generally expensed as incurred. Costs of major renewals and replacements are capitalized as property, plant, and equipment.
We record a liability and increase the basis in the underlying asset for the present value of each expected future asset retirement obligation (ARO) at the time the liability is initially incurred, typically when the asset is acquired or constructed. As regulated entities, Northwest Pipeline and Transco offset the depreciation of the underlying asset that is attributable to capitalized ARO cost to a regulatory asset. We measure changes in the liability due to passage of time by applying an interest rate to the liability balance. This amount is recognized as an increase in the carrying amount of the liability and as a corresponding accretion expense included in Operating and maintenance expenses in the Consolidated Statement of Income, except for regulated entities, for which the liability is offset by a regulatory asset as management expects to recover amounts in future rates. The regulatory asset is amortized commensurate with our collection of those costs in rates.
Measurements of AROs include, as a component of future expected costs, an estimate of the price that a third party would demand, and could expect to receive, for bearing the uncertainties inherent in the obligations, sometimes referred to as a market-risk premium.

Goodwill [Policy Text Block]
Goodwill
Goodwill in the Consolidated Balance Sheet represents the excess of the consideration plus the fair value of any noncontrolling interest or any previously held equity interest, over the fair value of the net assets acquired. It is not subject to amortization but is evaluated annually as of October 1 for impairment or more frequently if impairment indicators are present that would indicate it is more likely than not that the fair value of the reporting unit is less than its carrying amount. As part of the evaluation, we compare our estimate of the fair value of the reporting unit with its carrying value, including goodwill. If the carrying value of the reporting unit exceeds its fair value, a computation of the implied fair value of the goodwill is compared with its related carrying value. If the carrying value of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in the amount of the excess.

Other intangibles assets [Policy Text Block]
Other intangible assets
Our identifiable intangible assets are primarily related to gas gathering, processing, and fractionation contractual customer relationships. Our intangible assets are amortized on a straight-line basis over the period in which these assets contribute to our cash flows. We evaluate these assets for changes in the expected remaining useful lives and would reflect any changes prospectively through amortization over the revised remaining useful life.

Impairment of property, plant, and equipment, other identifiable intangible assets and investments [Policy Text Block]
Impairment of property, plant, and equipment, other identifiable intangible assets, and investments
We evaluate our property, plant, and equipment and other identifiable intangible assets for impairment when events or changes in circumstances indicate, in our management’s judgment, that the carrying value of such assets may not be recoverable. When an indicator of impairment has occurred, we compare our management’s estimate of undiscounted future cash flows attributable to the assets to the carrying value of the assets to determine whether an impairment has occurred and we may apply a probability-weighted approach to consider the likelihood of different cash flow assumptions and possible outcomes including selling in the near term or holding for the remaining estimated useful life. If an impairment of the carrying value has occurred, we determine the amount of the impairment recognized in the financial statements by estimating the fair value of the assets and recording a loss for the amount that the carrying value exceeds the estimated fair value. This evaluation is performed at the lowest level for which separately identifiable cash flows exist.
For assets identified to be disposed of in the future and considered held for sale, we compare the carrying value to the estimated fair value less the cost to sell to determine if recognition of an impairment is required. Until the assets are disposed of, the estimated fair value, which includes estimated cash flows from operations until the assumed date of sale, is recalculated when related events or circumstances change.
We evaluate our investments for impairment when events or changes in circumstances indicate, in our management’s judgment, that the carrying value of such investments may have experienced an other-than-temporary decline in value. When evidence of loss in value has occurred, we compare our estimate of fair value of the investment to the carrying value of the investment to determine whether an impairment has occurred. If the estimated fair value is less than the carrying value and we consider the decline in value to be other-than-temporary, the excess of the carrying value over the fair value is recognized in the consolidated financial statements as an impairment charge.
Judgments and assumptions are inherent in our management’s estimate of undiscounted future cash flows and an asset’s or investment’s fair value. Additionally, judgment is used to determine the probability of sale with respect to assets considered for disposal.

Contingent liabilities [Policy Text Block]
Contingent liabilities
We record liabilities for estimated loss contingencies, including environmental matters, when we assess that a loss is probable and the amount of the loss can be reasonably estimated. These liabilities are calculated based upon our assumptions and estimates with respect to the likelihood or amount of loss and upon advice of legal counsel, engineers, or other third parties regarding the probable outcomes of the matters. These calculations are made without consideration of any potential recovery from third parties. We recognize insurance recoveries or reimbursements from others when realizable. Revisions to these liabilities are generally reflected in income when new or different facts or information become known or circumstances change that affect the previous assumptions or estimates.

Cash flows from revolving credit facilities and commercial paper program [Policy Text Block]
Cash flows from revolving credit facilities and commercial paper program
Proceeds and payments related to borrowings under our credit facilities are reflected in the financing activities in the Consolidated Statement of Cash Flows on a gross basis. Proceeds and payments related to borrowings under our commercial paper program are reflected in the financing activities in the Consolidated Statement of Cash Flows on a net basis, as the outstanding notes generally have maturity dates less than three months from the date of issuance. (See Note 14 – Debt, Banking Arrangements, and Leases.)

Treasury stock [Policy Text Block]
Treasury stock
Treasury stock purchases are accounted for under the cost method whereby the entire cost of the acquired stock is recorded as Treasury stock in the Consolidated Balance Sheet. Gains and losses on the subsequent reissuance of shares are credited or charged to Capital in excess of par value in the Consolidated Balance Sheet using the average-cost method.

Derivative instruments and hedging activities [Policy Text Block]
Derivative instruments and hedging activities
We may utilize derivatives to manage a portion of our commodity price risk. These instruments consist primarily of swaps, futures, and forward contracts involving short- and long-term purchases and sales of physical energy commodities. We report the fair value of derivatives, except those for which the normal purchases and normal sales exception has been elected, in Other current assets and deferred charges; Regulatory assets, deferred charges, and other; Accrued liabilities; or Other noncurrent liabilities in the Consolidated Balance Sheet. We determine the current and noncurrent classification based on the timing of expected future cash flows of individual trades. We report these amounts on a gross basis. Additionally, we report cash collateral receivables and payables with our counterparties on a gross basis. (See Note 17 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk.)
The accounting for the changes in fair value of a commodity derivative can be summarized as follows:

Derivative Treatment	Accounting Method
Normal purchases and normal sales exception	Accrual accounting
Designated in a qualifying hedging relationship	Hedge accounting
All other derivatives	Mark-to-market accounting
We may elect the normal purchases and normal sales exception for certain short- and long-term purchases and sales of physical energy commodities. Under accrual accounting, any change in the fair value of these derivatives is not reflected on the balance sheet after the initial election of the exception.
We may also designate a hedging relationship for certain commodity derivatives. For a derivative to qualify for designation in a hedging relationship, it must meet specific criteria and we must maintain appropriate documentation. We establish hedging relationships pursuant to our risk management policies. We evaluate the hedging relationships at the inception of the hedge and on an ongoing basis to determine whether the hedging relationship is, and is expected to remain, highly effective in achieving offsetting changes in fair value or cash flows attributable to the underlying risk being hedged. We also regularly assess whether the hedged forecasted transaction is probable of occurring. If a derivative ceases to be or is no longer expected to be highly effective, or if we believe the likelihood of occurrence of the hedged forecasted transaction is no longer probable, hedge accounting is discontinued prospectively, and future changes in the fair value of the derivative are recognized currently in Product sales or Product costs in the Consolidated Statement of Income.
For commodity derivatives designated as a cash flow hedge, the effective portion of the change in fair value of the derivative is reported in Accumulated other comprehensive income (loss) (AOCI) in the Consolidated Balance Sheet and reclassified into earnings in the period in which the hedged item affects earnings. Any ineffective portion of the derivative’s change in fair value is recognized currently in Product sales or Product costs in the Consolidated Statement of Income. Gains or losses deferred in AOCI associated with terminated derivatives, derivatives that cease to be highly effective hedges, derivatives for which the forecasted transaction is reasonably possible but no longer probable of occurring, and cash flow hedges that have been otherwise discontinued remain in AOCI until the hedged item affects earnings. If it becomes probable that the forecasted transaction designated as the hedged item in a cash flow hedge will not occur, any gain or loss deferred in AOCI is recognized in Product sales or Product costs in the Consolidated Statement of Income at that time. The change in likelihood of a forecasted transaction is a judgmental decision that includes qualitative assessments made by management.
For commodity derivatives that are not designated in a hedging relationship, and for which we have not elected the normal purchases and normal sales exception, we report changes in fair value currently in Product sales or Product costs in the Consolidated Statement of Income.
Certain gains and losses on derivative instruments included in the Consolidated Statement of Income are netted together to a single net gain or loss, while other gains and losses are reported on a gross basis. Gains and losses recorded on a net basis include unrealized gains and losses on all derivatives that are not designated as hedges and for which we have not elected the normal purchases and normal sales exception.
Realized gains and losses on derivatives that require physical delivery, as well as natural gas derivatives for NGL processing activities and which are not held for trading purposes nor were entered into as a pre-contemplated buy/sell arrangement, are recorded on a gross basis.

Revenues [Policy Text Block]
Revenues
As a result of the ratemaking process, certain revenues collected by us may be subject to refunds upon the issuance of final orders by the FERC in pending rate proceedings. We record estimates of rate refund liabilities considering our and other third-party regulatory proceedings, advice of counsel, and other risks.
Service revenues
Revenues from our gas pipeline businesses include services pursuant to long-term firm transportation and storage agreements. These agreements provide for a reservation charge based on the volume of contracted capacity and a commodity charge based on the volume of gas delivered, both at rates specified in our FERC tariffs. We recognize revenues for reservation charges ratably over the contract period regardless of the volume of natural gas that is transported or stored. Revenues for commodity charges, from both firm and interruptible transportation services, and storage injection and withdrawal services, are recognized when natural gas is delivered at the agreed upon delivery point or when natural gas is injected or withdrawn from the storage facility.
Certain revenues from our midstream operations include those derived from natural gas gathering, processing, treating, and compression services and are performed under volumetric-based fee contracts. These revenues are recorded when services have been performed.
Certain of our gas gathering agreements have minimum volume commitments. If a customer under such an agreement fails to meet its minimum volume commitment for a specified period, generally measured on an annual basis, it is obligated to pay a contractually determined fee based upon the shortfall between actual production volumes and the minimum volume commitment for that period. The revenue associated with minimum volume commitments is recognized in the period that the actual shortfall is determined and is no longer subject to future reduction or offset.
Crude oil gathering and transportation revenues and offshore production handling fees are recognized when the services have been performed. Certain offshore production handling contracts contain fixed payment terms that result in the deferral of revenues until such services have been performed or such capacity has been made available.
Storage revenues from our midstream operations associated with prepaid contracted storage capacity contracts are recognized on a straight-line basis over the life of the contract as services are provided.
Product sales
In the course of providing transportation services to customers of our interstate natural gas pipeline businesses, we may receive different quantities of gas from shippers than the quantities delivered on behalf of those shippers. The resulting imbalances are primarily settled through the purchase and sale of gas with our customers under terms provided for in our FERC tariffs. Revenue is recognized from the sale of gas upon settlement of the transportation and exchange imbalances.
We market NGLs, crude oil, natural gas, and olefins that we purchase from our producer customers as part of the overall service provided to producers. Revenues from marketing NGLs are recognized when the products have been sold and delivered.
Under our keep-whole and percent-of-liquids processing contracts, we retain the rights to all or a portion of the NGLs extracted from the producers’ natural gas stream and recognize revenues when the extracted NGLs are sold and delivered.
Our domestic olefins business produces olefins from purchased or produced feedstock and we recognize revenues when the olefins are sold and delivered.
Our Canadian business has processing and fractionation operations where we retain certain NGLs and olefins from an upgrader’s offgas stream and we recognize revenues when the fractionated products are sold and delivered.

Interest capitalized [Policy Text Block]
Interest capitalized
We capitalize interest during construction on major projects with construction periods of at least 3 months and a total project cost in excess of $1 million. Interest is capitalized on borrowed funds and where regulation by the FERC exists, on internally generated funds. The latter is included in Other income (expense) – net below Operating income (loss) in the Consolidated Statement of Income. The rates used by regulated companies are calculated in accordance with FERC rules. Rates used by nonregulated companies are based on our average interest rate on debt.

Employee stock-based awards [Policy Text Block]	Employee stock-based awards We recognize compensation expense on employee stock-based awards, net of estimated forfeitures, on a straight-line basis. (See Note 16 – Equity-Based Compensation.)
Pension and other postretirement benefits [Policy Text Block]
Pension and other postretirement benefits
The funded status of each of the pension and other postretirement benefit plans is recognized separately in the Consolidated Balance Sheet as either an asset or liability. The funded status is the difference between the fair value of plan assets and the plan’s benefit obligation. The plans’ benefit obligations and net periodic benefit costs are actuarially determined and impacted by various assumptions and estimates. (See Note 9 – Employee Benefit Plans.)
The discount rates are determined separately for each of our pension and other postretirement benefit plans based on an approach specific to our plans. The year-end discount rates are determined considering a yield curve comprised of high-quality corporate bonds and the timing of the expected benefit cash flows of each plan.
The expected long-term rates of return on plan assets are determined by combining a review of the historical returns within the portfolio, the investment strategy included in the plans’ investment policy statement, and capital market projections for the asset classes in which the portfolio is invested, as well as the weighting of each asset class.
Unrecognized actuarial gains and losses and unrecognized prior service costs and credits are deferred and recorded in accumulated other comprehensive income or, for Transco and Northwest Pipeline, as a regulatory asset or liability, until amortized as a component of net periodic benefit cost. Unrecognized actuarial gains and losses in excess of 10 percent of the greater of the benefit obligation or the market-related value of plan assets are amortized over the participants’ average remaining future years of service, which is approximately 12 years for our pension plans and approximately 7 years for our other postretirement benefit plans. Unrecognized prior service costs and credits for the other postretirement benefit plans are amortized on a straight line basis over the average remaining years of service to eligibility for eligible plan participants, which is approximately 4 years.
The expected return on plan assets component of net periodic benefit cost is calculated using the market-related value of plan assets. For our pension plans, the market-related value of plan assets is equal to the fair value of plan assets adjusted to reflect the amortization of gains or losses associated with the difference between the expected and actual return on plan assets over a 5-year period. Additionally, the market-related value of assets may be no more than 110 percent or less than 90 percent of the fair value of plan assets at the beginning of the year. The market-related value of plan assets for our other postretirement benefit plans is equal to the unadjusted fair value of plan assets at the beginning of the year.

Income taxes [Policy Text Block]
Income taxes
We include the operations of our domestic corporate subsidiaries and income from our subsidiary partnerships in our consolidated federal income tax return and also file tax returns in various foreign and state jurisdictions as required. Deferred income taxes are computed using the liability method and are provided on all temporary differences between the financial basis and the tax basis of our assets and liabilities. Our management’s judgment and income tax assumptions are used to determine the levels, if any, of valuation allowances associated with deferred tax assets.

Earnings (loss) per common share [Policy Text Block]
Earnings (loss) per common share
Basic earnings (loss) per common share in the Consolidated Statement of Income is based on the sum of the weighted-average number of common shares outstanding and vested restricted stock units. Diluted earnings (loss) per common share in the Consolidated Statement of Income includes any dilutive effect of stock options, nonvested restricted stock units, and convertible debt, unless otherwise noted. Beginning in 2012, we have unvested service-based restricted stock units that contain a nonforfeitable right to dividends during the vesting period and are considered participating securities. Basic and diluted earnings (loss) per common share are calculated using the two-class method and the treasury-stock method. Whichever method results in the most dilutive earnings (loss) per common share is reported.

Foreign currency translation [Policy Text Block]
Foreign currency translation
Certain of our foreign subsidiaries use the Canadian dollar as their functional currency. Assets and liabilities of such foreign subsidiaries are translated at the spot rate in effect at the applicable reporting date, and the combined statements of income are translated into the U.S. dollar at the average exchange rates in effect during the applicable period. The resulting cumulative translation adjustment is recorded as a separate component of AOCI.
Transactions denominated in currencies other than the functional currency are recorded based on exchange rates at the time such transactions arise. Subsequent changes in exchange rates when the transactions are settled result in transaction gains and losses which are reflected in the Consolidated Statement of Income.